EXHIBIT 99.3

NEWS FROM:
REYNOLDS METALS COMPANY
Public Relations Staff
Richmond, VA  23261
CONTACT:  Drew Lybrook
Telephone:     (804) 281-2965
Home:          (804) 360-5736








                                        FOR IMMEDIATE RELEASE:
                                        August 26, 1994



     RICHMOND, Va. -- Reynolds Metals Company (NYSE & CHX: RLM) reported today that it has been notified it will receive a civil investigative demand from the U. S. Department of Justice relating to production of primary aluminum. The company said it will cooperate with the inquiry and is confident that its conduct has been in compliance with U.S. antitrust laws.

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CO8-2694-AML